Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,386,400.00
Previously Paid Amount	1,296.46
Total Fee Amount	2,051.26
Total Offset Amount	0.00
Net Fee	$ 0.00